                                 SCHEDULE 14A
                                (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]
Check the appropriate box:
[X]  Preliminary Proxy Statement        [ ]  Confidential, For Use of the
[ ]  Definitive Proxy Statement              Commission Only (as Permitted
[ ]  Definitive Additional Materials         by Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to Sec. 240.14a-11(c) or  240.14a-12

                                 THE GCG TRUST
                           ------------------------
               (Name of Registrant as Specified In Its Charter)

                                 THE GCG TRUST
                           ------------------------
                    (Name of Person Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:_____
     (2)  Aggregate number of securities to which transaction applies:________
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:_________________________________
     (4)  Proposed maximum aggregate value of transaction:____________________
     (5)  Total fee paid:_____________________________________________________

[ ]  Fee paid previously with preliminary materials.__________________________

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:_____________________________________________
     (2)  Form, Schedule or Registration Statement No.:_______________________
     (3)  Filing Party:_______________________________________________________
     (4)  Date Filed:_________________________________________________________

                   [THE GCG TRUST LETTERHEAD]


September 4, 1997



Dear Shareholder of The GCG Trust:

     I am writing to tell you about some very exciting changes concerning The GCG Trust (the "Trust"), and to send you proxy materials for an upcoming special meeting of shareholders of the Trust that will be held on October 2, 1997. The Trust contains the investment portfolios that serve as the investment vehicles for your variable annuity or variable life insurance contract.

     The Trustees of the Trust have approved the proposals in the proxy materials and recommend that you vote "FOR" the proposals on the enclosed proxy card. I urge you to review the attached proxy statement, to cast your vote, and to return promptly the enclosed proxy card in the envelope provided.

AGREEMENT AND PLAN OF MERGER AMONG EQUITABLE OF IOWA COMPANIES, ING GROEP N.V. AND PFHI HOLDINGS, INC.
     Equitable of Iowa Companies ("Equitable of Iowa"), the parent company of Directed Services, Inc. ("DSI"), the Trust's Manager, has entered into an Agreement and Plan of Merger with ING Groep N.V. ("ING") and PFHI Holdings, Inc. ("PFHI") pursuant to which Equitable of Iowa and PFHI have agreed to merge. This Agreement is subject to several conditions, including approval of the shareholders of Equitable of Iowa, certain state insurance authorities, and the shareholders of each series of the Trust of certain agreements, as described in the attached proxy materials. Upon consummation of the Transaction, Equitable of Iowa will become a wholly owned subsidiary of ING. ING operates in 58 countries worldwide and is one of the world's largest integrated financial service providers, offering a comprehensive range of life and non-life insurance, commercial and investment banking, asset management and related products and services.

SPECIAL SHAREHOLDERS MEETING TO APPROVE CHANGES
     A special meeting of shareholders of the Trust has been called for purposes related to the merger described above. Upon consummation of the merger, the existing Management Agreement under which DSI serves as the Manager to the Trust will terminate. Similarly, the Portfolio Management Agreements with the Portfolio Managers of the Trust's operating series will also terminate.

     Accordingly, shareholders of GCG Trust will be asked to vote for the following:

o Approval of a new Management Agreement between the Trust and DSI; and

o Approval of new Portfolio Management Agreements among the Trust, DSI and each of the Portfolio Managers of the Trust's operating series.

     The terms of the new Management Agreement and Portfolio Management Agreements are identical in all material respects to the terms of the Agreements they would replace. The proposals in this proxy statement are intended to keep in place the current management of the Trust after the consummation of the merger transaction.

     Shareholders of the All-Growth Series and Hard Assets Series of the Trust are also being asked to vote for certain changes in the investment limitations of those Series. All shareholders are being asked to elect Ms. Elizabeth J. Newell as a Trustee of the Trust.

TRUSTEES RECOMMEND APPROVAL
     The Trustees of the Trust have approved the proposals in the proxy materials and recommend that you vote "FOR" the proposals on the enclosed proxy. We urge you to review the attached proxy statement, to cast your vote, and to return promptly the enclosed proxy in the envelope provided.

Sincerely,



Terry L. Kendall
President, The GCG Trust

                               PRELIMINARY PROXY
                                 THE GCG TRUST
                             1001 Jefferson Street
                                   Suite 400
                             Wilmington, DE  19801
                                (800-366-0066)

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                                October 2, 1997

TO THE SHAREHOLDERS OF THE GCG TRUST:

Notice is hereby given to the holders of shares of beneficial interest (the "Shares") of The GCG Trust (the "Trust"), a Massachusetts business trust, that a Special Meeting of the Shareholders of the Trust (the "Meeting") will be held at 1001 Jefferson Street, Suite 400, Wilmington, Delaware 19801, on October 2, 1997, at 10:00 a.m., local time, for the following purposes:

1. To approve a new Management Agreement between the Trust and Directed Services, Inc. ("DSI") to be effective upon the merger of Equitable of Iowa Companies ("Equitable of Iowa") with PFHI Holdings, Inc. ("PFHI"), which new Management Agreement would be substantively identical to the Management Agreement that currently is in effect.

2. To approve the following new Portfolio Management Agreements among the Trust, DSI and the respective portfolio managers listed below to be effective upon the merger of Equitable of Iowa with PFHI, which new Portfolio Management Agreements would be substantively identical to the Portfolio Management Agreements that currently are in effect:

      (A) A new Portfolio Management Agreement with respect to the All-Growth Series among the Trust, DSI and Pilgrim Baxter & Associates, Ltd.

      (B) A new Portfolio Management Agreement with respect to the Capital Appreciation Series among Trust, the DSI and Chancellor LGT Asset Management, Inc.

      (C) A new Portfolio Management Agreement with respect to the Emerging Markets Series and the Managed Global Series among the Trust, DSI and Putnam Investment Management, Inc.

      (D) A new Portfolio Management Agreement with respect to the Fully Managed Series among the Trust, DSI and T. Rowe Price Associates, Inc.

      (E) A new Portfolio Management Agreement with respect to the Hard Assets Series among the Trust, DSI and Van Eck Associates Corporation.

      (F) A new Portfolio Management Agreement with respect to the Limited Maturity Bond Series, Liquid Asset Series, and Market Manager Series among the Trust, DSI and Equitable Investment Services, Inc.

      (G) A new Portfolio Management Agreement with respect to the Multiple Allocation Series and Strategic Equity Series among the Trust, DSI and Zweig Advisors Inc.

      (H) A new Portfolio Management Agreement with respect to the Real Estate Series among the Trust, DSI and E.I.I. Realty Securities, Inc.

      (I)   A  new  Portfolio Management Agreement with respect to the  Rising
Dividends   Series  among  the  Trust,  DSI  and  Kayne,  Anderson  Investment
Management, L.P.

      (J) A new Portfolio Management Agreement with respect to the Small Cap Series among the Trust, DSI and Fred Alger Management, Inc.

      (K) A new Portfolio Management Agreement with respect to the Value Equity Series among the Trust, DSI and Eagle Asset Management, Inc.

3. To approve a change in a fundamental investment restriction with respect to the All-Growth Series.

4. To approve a change in a fundamental investment limitation with respect to the Hard Assets Series.

5. To elect a new Trustee to hold office until her successor is elected and qualified.

6. To transact such other business as may properly come before the Meeting or any adjournment thereof.

The Board of Trustees has fixed the close of business on August 29, 1997, as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting or any adjournment thereof.

                                        By Order of the Board of Trustees


                                        Myles R. Tashman,
                                        Secretary

September 4, 1997.

MANAGEMENT OF THE TRUST RECOMMENDS THAT YOU CAST YOUR VOTE FOR THE APPROVAL OF ALL PROPOSALS.

YOUR VOTE IS IMPORTANT! PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY, DATE AND SIGN IT, AND RETURN IT IN THE ACCOMPANYING POSTAGE PREPAID ENVELOPE.

IF YOU SIGN, DATE AND RETURN THE PROXY BUT GIVE NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED IN FAVOR OF ALL PROPOSALS NOTICED ABOVE.

                                 THE GCG TRUST
                       1001 JEFFERSON STREET, SUITE 400
                             WILMINGTON, DE  19801
                                (800-366-0066)
                                ---------------
                                PROXY STATEMENT
                                ---------------
                        SPECIAL MEETING OF SHAREHOLDERS
                                OCTOBER 2, 1997

      This Proxy Statement is furnished in connection with the solicitation by the Board of Trustees (the "Board" or "Trustees") of The GCG Trust (the "Trust"), a Massachusetts business trust , of proxies to be voted at a Special Meeting of the Shareholders of the Trust, and at any and all adjournments thereof (the "Meeting"), to be held at 1001 Jefferson Street, Suite 400, Wilmington, Delaware, 19801, on October 2, 1997, at 10:00 a.m. local time. The approximate mailing date of this Proxy Statement and accompanying form of proxy is September 5, 1997.

      The Board has fixed the close of business on August 29, 1997, as the record date (the "Record Date") for the determination of holders of shares of beneficial interest ("Shares") of the Trust entitled to vote at the Meeting. Shareholders on the Record Date will be entitled to one vote for each full Share held and a fractional vote for each fractional Share.

      The Board is soliciting shareholder votes on proposals affecting more than one Series. The following tables summarize the proposals and indicate which shareholders are being requested to vote on each proposal:

                                         SERIES
                      ----------------------------------------------

                       ALL-      CAPITAL   EMERGING   FULLY    HARD
                      GROWTH  APPRECIATION  MARKETS  MANAGED  ASSETS
                      ------  ------------ --------  -------  ------
Proposal 1-- Approval
of New Management
Agreement                 X         X          X         X        X

Proposal 2 -- Approval
of new Portfolio
Management Agreements     X         X          X         X        X
                         2(A)      2(B)       2(C)      2(D)     2(E)

Proposals 3 and 4 --
Changes in Fundamental
Investment Limitations    X                                       X
                         (3)                                     (4)

Proposal 5 -- Elect
New Trustee               X         X          X         X        X

                         LIMITED
                         MATURITY  LIQUID MANAGED  MARKET    MULTIPLE
                           BOND     ASSET  GLOBAL  MANAGER  ALLOCATION
                         --------  ------ -------  -------  ----------

Proposal 1-- Approval of
New Management Agreement    X         X       X       X         X

Proposal 2 -- Approval of
New Portfolio Management
Agreements                  X         X       X       X         X
                           2(F)      2(F)    2(C)    2(F)      2(G)
Proposals 3 and 4 --
Changes in Fundamental
Investment Restrictions

Proposal 5 -- Elect New
Trustee                     X         X       X       X         X


                          REAL      RISING   SMALL  STRATEGIC  VALUE
                         ESTATE    DIVIDENDS  CAP     EQUITY  EQUITY
                         ------    --------- -----  --------- ------

Proposal 1-- Approval of
New Management Agreement   X           X        X        X        X

Proposal 2 -- Approval of
New Portfolio Management
Agreements                 X           X        X        X        X
                          2(F)        2(C)     2(F)     2(G)     2(H)

Proposals 3 and 4 --
Changes in Fundamental
Investment Restrictions

Proposal 5 -- Elect New
Trustee                    X           X        X        X        X

      The Trust is comprised of sixteen operational portfolios or "Series" of which this Proxy Statement deals with fifteen Series. Shares of each Series currently are offered to insurance company separate accounts to serve as an investment medium for variable annuity contracts and variable life insurance policies (collectively, "Variable Contracts") issued by insurance companies. Some of these separate accounts are registered with the Securities and Exchange Commission as investment companies. In accordance with interpretations of the Investment Company Act of 1940, as amended (the "1940 Act"), each insurance company ("Participating Insurance Company") issuing a Variable Contract funded by a registered separate account for which the Trust serves as an investment medium is required to request voting instructions from the owners of the Variable Contracts ("Variable Contract Owners") and to furnish a copy of this Proxy Statement to Variable Contract Owners. Further, each such Participating Insurance Company will vote Shares or other voting interests in the separate accounts in proportion to the instructions received from Variable Contract Owners. The insurance company is also required to vote Shares of the Series held in each registered separate account for which it has not received instructions in the same proportion as it votes Shares held by that separate account for which it has received instructions. Shares held by a Participating Insurance Company in its general account, if any, must be voted in the same proportion as the votes cast with respect to Shares held in all of the insurer's registered separate accounts, in the aggregate. Variable Contract Owners permitted to give instructions for the Series and the number of Shares for which such instructions may be given for purposes of voting at the Meeting, and at any adjournment thereof, will be determined as of the Record Date for the Meeting. In connection with the solicitation of such instructions from Variable Contract Owners, it is expected that Participating Insurance Companies will furnish a copy of this Proxy Statement to Variable Contract Owners. The Participating Insurance Companies have fixed the close of business on September 30, 1997, as the last day on which voting instructions will be accepted. A proxy may be revoked at any time before it is voted by the furnishing of a written revocation, properly executed, to the Trust's Secretary before the Meeting or by attending the Meeting. In addition to the solicitation of proxies by mail, proxies may be solicited by officers and employees of the Trust or Participating Insurance Companies or their agents or affiliates personally or by telephone. All expenses in connection with the solicitation of the proxies will be borne by Equitable of Iowa Companies.

VOTING.
      Shares which represent interests in a particular Series of the Trust vote separately on those matters which pertain only to that Series. These matters are Proposals 1, 2, 3, 4, and as appropriate, any other business which may properly come before the Meeting. With respect to such matters, a vote of all Shareholders of the Trust may not be binding on a Series whose Shareholders have not approved such matter. The voting requirement for approval of each proposal requires, a vote of the "majority of the outstanding voting securities" of a Series which means the lesser of: (i) 67% or more of the voting Shares of each Series present at the Meeting, if the holders of more than 50% of the outstanding voting Shares of the Series are present or represented by proxy; or (ii) more than 50% of the outstanding voting Shares of the Series. The election of a new Trustee under Proposal 5 requires the approval of the holders of a majority of the outstanding Shares of the Trust as a whole.

      A Portfolio Management Agreement must be approved separately by each Series to which the Portfolio Management Agreement pertains. Approval of each Portfolio Management Agreement is contingent upon approval of the New Management Agreement (as defined below) by the shareholders of the pertinent Series. If the New Management Agreement is approved and the New Portfolio Management Agreements (as defined below) are each approved by a majority vote of the outstanding Shares of the applicable Series, the New
Portfolio Management Agreement will take effect concurrently with the New Management Agreement. If the shareholders of a Series should fail to approve either the New Management Agreement or the New Portfolio Management Agreement, the Board shall meet to consider appropriate action. If the shareholders of a Series should fail to approve a New Portfolio Management Agreement that pertains to more than one Series, the Portfolio Manager may serve under the Portfolio Management Agreement with respect to any Series whose shareholders have approved the Portfolio Management Agreement. In such event, the Board shall meet to consider appropriate action.

      In the event that a quorum is present at the Meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies provided they determine that such an adjournment and additional solicitation is reasonable and in the interest of the shareholders based on a consideration of all relevant factors including the nature of the relevant proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such solicitation. A vote may be taken on a proposal in this Proxy Statement for the Trust prior to any adjournment if sufficient votes have been received for approval of that proposal.

     The presence in person or by proxy of the holders of thirty percent of the outstanding Shares is required to constitute a quorum at the Meeting. Since the Participating Insurance Companies are the legal owners of substantially all of the Shares, attendance by the Participating Insurance Companies at the Meeting will constitute a quorum under the Trust's Amended and Restated Agreement and Declaration of Trust. Shares beneficially held by Variable Contract Owners present in person or represented by proxy at the Meeting will be counted for the purpose of calculating the votes cast on the issues before the Meeting.

     The Trust knows of no items of business, other than those mentioned in Proposals 1 through 5 of the Notice, which will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named as proxies to vote proxies in accordance with their best judgment.

BACKGROUND INFORMATION.
      Directed Services, Inc. ("DSI"), 1001 Jefferson Street, Suite 400, Wilmington, DE 19801, is the Trust's Manager and Distributor. See Attachment B for a list of the directors and principal executive officer of DSI. DSI is a wholly owned subsidiary of Equitable of Iowa Companies ("Equitable of Iowa"). Equitable of Iowa is a holding company for the following companies: Equitable Life Insurance Company of Iowa ("Equitable Life"), Golden American Life Insurance Company, ("Golden American"), First Golden American Life Insurance Company of New York ("First Golden"), Equitable American Insurance Company ("Equitable American"), USG Annuity & Life Company ("USG"), Locust Street Securities, Inc., ("Locust Street") and Equitable Investment Services, Inc. ("EISI"). EISI also serves as portfolio manager to three Series of the Trust.

      On July 7, 1997, Equitable of Iowa entered into an Agreement and Plan of Merger with ING Groep N.V. ("ING") and PFHI Holdings, Inc. ("PFHI") pursuant to which Equitable of Iowa and PFHI have agreed to merge, subject to certain conditions and regulatory approvals (the "Transaction").
Consummation of the Transaction is anticipated to occur in the fourth quarter of 1997may constitute an "assignment" (as defined in the 1940 Act) of the current Management Agreement between the Trust and DSI ("Current Management Agreement"). Additionally, consummation of the Transaction may constitute an assignment of the current Portfolio Management Agreements between the Trust, DSI and the respective Portfolio Managers of the Series of the Trust. None of the affiliates of Equitable of Iowa is currently affiliated with ING.

      ING operates in 58 countries worldwide and is one of the world's largest integrated financial service providers, offering a comprehensive range of life and non-life insurance, commercial and investment banking, asset management and related products and services. ING has extensive operations in Europe, North America, South America, Africa, Asia and Australia. In 1996, ING had gross written premiums of NLG $24,332 million, making it the the largest insurer in the Netherlands. Management believes that at December 31, 1995, ING was the 11th largest insurer in Europe and the 32nd largest insurer in the world, based on gross written premiums. At the end of 1996, ING Bank was the third largest bank in the Netherlands. Management believes that at December 31, 1995, ING Bank had total assets of NLG $311.4 billion, making it the 32nd largest bank in Europe and the 51st largest bank in the world based on total assets. Management also believes that, based on consolidated total assets at December 31, 1995, ING was the 33rd largest financial institution in the world. ING's products and services are marketed under a variety of well recognized and strong brand names, including Nationale-Nederlanden, ING Bank and ING Barings worldwide; Postbank in the Netherlands; Mercantile Mutual in Australia; NN Financial, Commerce Group, Belair, Halifax and Western Union in Canada; and Life of Georgia, Southland Life Insurance Company, Security Life of Denver, Peerless, Excelsior and Indiana in the United States. For the year ended December 31, 1996 ING's total income was NLG $47,551 million ($27,532 million) and its net profit was NLG $3,321 million ($1,923 million). ING had consolidated total assets of NLG $483.9 billion ($280.2 billion) at the end of 1996.

      PFHI is a Delaware corporation and a wholly owned subsidiary of ING. Equitable of Iowa will be merged with and into PFHI, with PFHI as the surviving entity. PFHI will succeed to the business of Equitable of Iowa and will take Equitable of Iowa's name upon the consummation of the Transaction.

      Section 15(f) of the 1940 Act permits the sale of controlling interests in an investment adviser to an investment company to occur, including receipt by the investment adviser or any of its affiliated persons of an amount or benefit in connection with such sale, as long as two conditions are satisfied. First, an "unfair burden" must not be imposed on the investment company for which the investment adviser acts in such capacity as a result of the sale of such interests, or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden," as defined in the 1940 Act, includes any arrangement during the two-year period after any such transaction whereby the investment adviser (or predecessor or successor adviser) or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory and any other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services). Management of the Trust is aware of no circumstances arising from the Transaction that might result in the imposition of an "unfair burden" on the Trust.

      The second condition of Section 15(f) is that during the three-year period immediately following consummation of a transaction to which Section 15(f) is applicable, at least 75% of the investment company's board of trustees must not be "interested persons" (as defined in the 1940 Act) of such investment company, investment adviser or predecessor adviser. The Board of Trustees currently consists of eight Trustees, one of whom, Mr. Terry L. Kendall, is an interested person of DSI and another of whom, Paul Schlaack is an interested person of EISI. Ms. Elizabeth J. Newell, who is not an "interested person" of the Trust, DSI or EISI, is proposed to be elected as a Trustee. (See Proposal 5.)

     It is anticipated that in the near future a process will be undertaken by the Trust to add several new series to the Trust. The shares of these new series would be available for the substitution of shares from selected series of the Equi-Select Series Trust by the Participating Insurance Companies. Other existing series of the Trust may also be effected by the substitution process. This process will be subject to the review and approval of the Securities and Exchange Commission. The purpose of undertaking this process is primarily to provide increased efficiencies for the Trust and overtime to eliminate the Equi-Select Series Trust, which will indirectly be beneficial to the Variable Contract Owners. The process is not effected by the Transaction, and none of the Proposals to be considered at the Meeting pertains to this process.

                                  PROPOSAL 1
                    APPROVAL OF A NEW MANAGEMENT AGREEMENT
                 BETWEEN THE TRUST AND DIRECTED SERVICES, INC.

      As stated above, consummation of the Transaction may constitute an "assignment" of the Current Management Agreement. As required by the 1940 Act, the Current Management Agreement provides for automatic termination in the event of an assignment. In anticipation of the consummation of the Transaction, and in order for DSI to continue to serve as Manager to the Trust afterwards, a new Management Agreement between DSI and the Trust ("New Management Agreement") must be approved (i) by a majority vote of the Board, including a majority of the non-interested Trustees of the Trust, and (ii) as to each Series, by holders of a majority of the outstanding voting securities of each such Series of the Trust. The New Management Agreement is included as Attachment A.

      At the Board meeting held on August 19, 1997, the Trustees, including all of the non-interested Trustees, concluded that, if the Transaction occurs, entry by the Trust into the New Management Agreement would be in the best interests of the Trust and the Trust's shareholders. The Board unanimously approved the New Management Agreement and recommended such New Management Agreement for approval by the shareholders of the Trust at the meeting. The New Management Agreement would take effect upon the later to occur of (i) the obtaining of shareholder approval, or (ii) the closing of the Transaction. The New Management Agreement, if approved by shareholders, will continue in effect until two years after its effective date and thereafter for successive annual periods as long as such continuance is approved in accordance with the 1940 Act.

      In the event that shareholders of the Trust do not approve the New Management Agreement, ING and PFHI have reserved the right to determine whether to consummate the Transaction. If the Transaction is not consummated, DSI would continue to serve as Manager of all Series of the Trust under the Current Management Agreement.

      The Current Management Agreement, dated August 13, 1996, and amended on May 1, 1997, provides, among other things, that DSI is appointed as manager of the activities of the Trust, subject to the direction of the Board of Trustees. As such, DSI has agreed to provide advisory, management, administrative, and other services with respect to each Series of the Trust. Further, DSI in fulfilling its obligations has agreed to provide general, overall advice and guidance with respect to each Series and provide advice and guidance to the Trustees, and oversee the management of the investments of each Series and the composition of each Series' portfolio of securities and investments, including cash, and the purchase, retention and disposition of such securities and cash, all in accordance with each Series' investment objectives and policies as stated in the Trust's current registration statement. Additionally, DSI has agreed to select and recommend for consideration by the Trust's Board of Trustees investment advisory firms to provide investment advice to one or more of the Series, and, at the expense of DSI, to engage such investment advisory firms ("the Portfolio Managers") to render investment advice and management of the investments of such Series. DSI has agreed to monitor and evaluate the performance of the Portfolio Managers with respect to the investment objectives and policies of the Series and to monitor their activities to ensure compliance with the 1940 Act and all applicable federal and state laws and regulations. DSI also has agreed to provide or procure on behalf of the Trust, at DSI's expense, custodian, portfolio accounting and transfer agency, dividend disbursing and other services necessary for the ordinary operation of the Trust. Under the New Management Agreement, all services provided by DSI would continue.

      Pursuant to the Current Management Agreement, neither DSI nor its stockholders, officers, directors, employees, or agents shall be subject to, and the Trust will indemnify such persons from and against, any liability for, or any damages, expenses, or losses incurred in connection with any act or omission connected with or arising out of any services rendered under the
Current Management Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of DSI's duties, or by reason or reckless disregard of DSI's obligations and duties under the Current Management Agreement.

      The Current Management Agreement also provides that, except as otherwise may be required by the 1940 Act, neither DSI nor its stockholders, officers, directors, employees, or agents shall be subject to, and the Trust will indemnify such persons from any liability for, or any damages, expenses, or losses incurred in connection with, any act or omission by a Portfolio Manager or any of the Portfolio Managers' stockholders or partners, officers, directors, employees, or agents connected with or arising out of any services rendered under a Portfolio Management Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of DSI's duties under the Current Management Agreement, or by reason of reckless disregard of DSI's obligations and duties under the Current Management Agreement. Under the New Management Agreement, the same rights will be granted to and the same responsibilities will be imposed on DSI.

      The Current Management Agreement was last submitted to shareholders of the Trust for approval on July 29, 1996. On April 29, 1997 the shareholders of the Emerging Market Series amended the Current Management Agreement to increase the fee paid to DSI with respect to that Series only. The Current Management Agreement provides that it may be terminated at any time without payment of any penalty, by DSI or the Board, or by a vote of a majority of the outstanding voting shares of each Series. Additionally, the Current Management Agreement automatically and immediately terminates in the event of its assignment.

      As compensation for the actions of DSI, under the Current Management Agreement, the Trust pays DSI the following fee at an annual rate equal to a percentage of the average daily net assets of each Series (based on combined assets of the indicated groups of Series) which fee is computed and accrued daily and paid monthly (except for the Market Manager Series which is paid quarterly):

          SERIES                             RATE
          ------                             ----

All-Growth, Capital Appreciation,    1.00% of first $750 million;
Fully Managed, Multiple Allocation,  0.95% of next $1.25 billion;
Hard Assets, Real Estate,            0.90% of next $1.5 billion; and
Rising Dividends, Small Cap,         0.85% of amount in excess of $3.5 billion.
Strategic Equity and Value Equity

Limited Maturity Bond                0.60% of first $200 million;
and Liquid Asset                     0.55% of next $300 million; and
                                     0.50% of amount in excess of $500 million.

Emerging Markets                     1.75%

Market Manager                       1.00%

Managed Global                       1.25% of first $500 million;
                                     1.05% of amount in excess of $500 million.

      Under the New Management Agreement, the schedule of compensation payable to DSI will not change.

      During 1996, the Trust paid DSI pursuant to the scheduled compensation described above the following fee amounts:

          SERIES*                            AGGREGATE FEE
          -------                            -------------
          All-Growth                         $  910,039
          Capital Appreciation               $1,335,410
          Emerging Markets                   $  791,005
          Fully Managed                      $1,266,104
          Hard Assets                        $  362,600
          Limited Maturity Bond              $  497,345
          Liquid Asset                       $  240,479
          Managed Global                     $  580,653
          Market Manager                     $   57,847
          Multiple Allocation                $2,892,936
          Real Estate                        $  371,844
          Rising Dividends                   $  989,772
          Small Cap                          $  180,699
          Strategic Equity                   $  195,979
          Value Equity                       $  379,126

      There were no other material payments made by any Series to DSI, or any affiliated person of DSI, during 1996.

      The Trust has entered into a Distribution Agreement with DSI to serve as the Distributor of Shares of the Trust. DSI is a registered broker-dealer and a member of the National Association of Securities Dealers, Inc. ("NASD"), and acts as Distributor, without remuneration from the Trust. DSI also serves as the Distributor for the Variable Contracts issued by Golden American. After an initial two-year term, the Distribution Agreement continues in effect from year to year provided such continuance is approved at least annually with respect to the Trust by the Board (or by the Shareholders of the Trust) and by the non-interested Trustees. As required by the 1940 Act, the Distribution Agreement provides for its automatic termination in the event of an assignment. As noted above, consummation of the Transaction may constitute an assignment under the 1940 Act. The Board, including the non-interested Trustees, has approved a new Distribution Agreement between the Trust and DSI, on the same terms and conditions as the current Distribution Agreement (except for dates of execution, effectiveness and termination), which new Distribution Agreement will take effect in the event the Transaction is consummated.

      See Attachment B for a list of the directors and principal executive officer of DSI.

      BOARD OF TRUSTEES' EVALUATION. The Board, including the non-interested Trustees, has determined that, by approving the New Management Agreement on behalf of the Trust, the Trust can best assure itself that the services currently provided by DSI will continue after the Transaction without interruption. The Board has determined that, as with the Current Management Agreement, the New Management Agreement will enable the Trust to obtain services of high quality at costs deemed appropriate, reasonable and in the best interests of the Trust and its Shareholders.

      IN EVALUATING THE NEW MANAGEMENT AGREEMENT, THE BOARD TOOK INTO ACCOUNT THAT, EXCEPT FOR THE DATES OF EXECUTION, EFFECTIVENESS AND TERMINATION, THERE ARE NO DIFFERENCES BETWEEN THE TERMS AND CONDITIONS OF THE TRUST'S CURRENT MANAGEMENT AGREEMENT AND THE NEW MANAGEMENT AGREEMENT, INCLUDING THE TERMS RELATING TO THE SERVICES TO BE PROVIDED THEREUNDER BY DSI AND THE FEES AND EXPENSES PAYABLE BY THE TRUST.

      The Board also considered the terms of the New Management Agreement, and the possible effects of the Transaction upon the Trust and DSI's organization, and upon the ability of DSI to provide advisory and other services to the Trust. The Board also considered the qualifications of DSI to provide an appropriate range of management and administrative services, the performance record of DSI, the financial condition of DSI and the anticipated working relationship between DSI and ING. In light of the circumstances, the Trustees concluded that the terms of the New Management Agreement are fair and reasonable.

      ACCORDINGLY, THE BOARD OF TRUSTEES, INCLUDING THE TRUSTEES WHO ARE NOT INTERESTED PERSONS OF ANY PARTY TO THE NEW MANAGEMENT AGREEMENT, RECOMMENDS APPROVAL OF THE NEW MANAGEMENT AGREEMENT BETWEEN THE TRUST AND DSI.

                              PROPOSALS 2(A)-2(K)
APPROVAL OF NEW PORTFOLIO MANAGEMENT AGREEMENTS FOR THE ALL-GROWTH SERIES, CAPITAL APPRECIATION SERIES, EMERGING MARKETS SERIES, MANAGED GLOBAL SERIES, FULLY MANAGED SERIES, HARD ASSETS SERIES, LIMITED MATURITY BOND SERIES, LIQUID ASSET SERIES, MARKET MANAGER SERIES, MULTIPLE ALLOCATION SERIES, STRATEGIC EQUITY SERIES, REAL ESTATE SERIES, RISING DIVIDENDS SERIES, SMALL CAP SERIES AND VALUE EQUITY SERIES.

      As stated above, the Transaction will result in a change of control of DSI and may operate to terminate automatically the Portfolio Management Agreements currently applicable to each of the previously identified Series (collectively, the "Current Portfolio Management Agreements"). In order for the management of each Series to continue uninterrupted after the Transaction, shareholder approval of "New Portfolio Management Agreements" is being sought.

      Each of the Current Portfolio Management Agreements requires the Portfolio Manager to provide, subject to supervision of the Trust's Board of Trustees and DSI, a continuous investment program for the Series' portfolio and to determine the composition of the assets of the Series' portfolio, including determination of the purchase, retention, or sale of the securities, cash, and other investments contained in the portfolio. Generally, the Current Portfolio Management Agreements state that the Portfolio Manager will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of the Series' assets by determining the securities and other investments that shall be purchased, sold, closed or exchanged for the Series, when these transactions should be executed, and what portion of the assets of the Series should be held in the various securities and other investments in which it may invest, all in accordance with the Series' investment objectives and policies. Under the New Portfolio Management Agreements, all services and responsibilities of the Portfolio Managers would continue.

      Pursuant to each of the Current Portfolio Management Agreements, a Portfolio Manager is not subject to liability for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under the applicable agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the agreement. Under the New Portfolio Management Agreements, the same responsibilities will be imposed on the Portfolio Managers.

     Each of the Current Portfolio Management Agreements provides that it will terminate automatically in the event of its "assignment," as that term is defined in the 1940 Act. In addition, each such agreement may be terminated by DSI or by the Portfolio Manager upon 60 days' written notice to the other parties, and by the Trust upon the vote of a majority of the Board or a majority of the outstanding Shares of the applicable Series, upon 60 days' written notice to DSI and the Portfolio Manager.

      For the services provided by the Portfolio Managers pursuant to each of the Current Portfolio Management Agreements, DSI, and not the Trust, pays a monthly fee (except for the Market Manager Series which is paid quarterly) at the following annual rates, which are expressed as percentages of the value of the average daily net assets of each Series:

PORTFOLIO MANAGER                  SERIES               RATE
-----------------                  ------               ----

Pilgrim Baxter & Associates,       All-Growth           0.55%
Ltd. ("Pilgrim")

Chancellor LGT Asset Management,   Capital Appreciation 0.50%
Inc. ("Chancellor")

Putnam Investment Management,      Emerging Markets     1.00% of first $150
Inc. ("Putnam")                                         million;
                                                        0.95% of next $150
                                                        million;
                                                        0.85% of over $300
                                                        million.

T. Rowe Price Associates,          Fully Managed        0.50%
Inc. ("T. Rowe Price")

Van Eck  Associates Corporation    Hard Assets          0.50%
("Van Eck")

Equitable Investment Services,     Limited Maturity     0.30% of first $25
Inc. ("EISI")                      Bond                 million;
                                                        0.25% of the next $50
                                                        million;
                                                        0.20% of the next $25
                                                        million;
                                                        0.15% of over $150
                                                        million;
                                                        subject to a minimum
                                                        annual fee of $35,000

EISI                               Liquid Assets        0.20% of first $25
                                                        million;
                                                        0.15% of the next $50
                                                        million;
                                                        0.10% of over $75
                                                        million;
                                                        subject to a minimum
                                                        annual fee of $35,000

Putnam                             Managed Global       0.70% of first $300
                                                        million;
                                                        0.60% of over $300
                                                        million

EISI                               Market Manager       0.50%

Zweig Advisors Inc.                Multiple Allocation  0.50%
("Zweig")

E.I.I. Realty Securities, Inc.     Real Estate          0.50%
("E.I.I. Realty")

Kayne, Anderson Investment         Rising Dividends     0.50%
 Management, L.P.
("Kayne Anderson")

Fred Alger Management, Inc.        Small Cap            0.50%
("Fred Alger")

Zweig                              Strategic Equity     0.50%

PORTFOLIO MANAGER                  SERIES               RATE
-----------------                  ------               ----

Eagle Asset Management, Inc.       Value Equity         0.50%
("Eagle Asset")

     Under   the   New  Portfolio  Management  Agreements,  the  schedule   of
compensation payable to the Portfolio Managers will not change.

     Fees paid by DSI to the Portfolio Managers for their services under the Old Portfolio Management Agreements for the year ended December 31, 1996, were as follows: Chancellor - $673,180 for the Capital Appreciation Series; T. Rowe Price - $638,243 for the Fully Managed Series; Van Eck - $182,786 for the Hard Assets Series; EISI - $79,768 for the Limited Maturity Bond Series and $28,206 for the Liquid Asset Series; Zweig - $1,458,329 for the Multiple Allocation Series and $98,793 for the Strategic Equity Series; E.I.I. Realty - $187,447 for the Real Estate Series; Kayne Anderson - $498,776 for the Rising Dividends Series; Fred Alger - $91,090 for the Small Cap Series and Eagle Asset - $191,117 for the Value Equity Series. Pilgrim became portfolio manager of the All-Growth Series on February 3, 1997. Putnam became portfolio manager of the Emerging Markets Series and the Managed Global Series on March 1, 1997. EISI became portfolio manager of the Market Manager Series on May 1, 1997.

     THE NEW PORTFOLIO MANAGEMENT AGREEMENTS. At the August 19, 1997 meeting of the Board, each of the New Portfolio Management Agreements was approved by the Board of Trustees, including a majority of the Trustees who are not interested parties to the New Portfolio Management Agreements or interested persons of such parties. The New Portfolio Management Agreements with Pilgrim, Chancellor, Putnam, T. Rowe Price, Van Eck, EISI, Zweig, E.I.I. Realty, Kayne Anderson, Fred Alger, and Eagle Asset, are included as Exhibits A, B, C, D, E, F, G, H, I, J and K, respectively.

The New Portfolio Management Agreement for each Series as approved by the Board is submitted for approval by the shareholders of the Series to which the New Portfolio Management Agreement applies. The New Portfolio Management Agreements must be voted upon separately by the Series to which a New Portfolio Management Agreement pertains. If the New Portfolio Management Agreement is approved by the vote of a majority of the outstanding voting shares of the applicable Series, it will take effect upon the closing of the Transaction and will continue in effect for two years and thereafter for successive annual periods as long as such continuance is approved in accordance with the 1940 Act. For this purpose, the vote of the holders of a majority of the Series' outstanding voting shares means the lesser of: (i) 67% or more of the voting shares of each Series present at the Meeting, if the holders of more than 50% of the outstanding voting shares of the Series are present or represented by proxy; or (ii) more than 50% of the outstanding voting shares of the Series. If the shareholders of a Series should fail to approve the New Portfolio Management Agreement that pertains to that Series, the Portfolio Manager may continue to serve in that capacity with respect to any other Series whose shareholders approve the New Portfolio Management Agreement. In such an event, the Trustees shall meet to consider appropriate action. If the shareholders of any Series should fail to approve any of the New Portfolio Management Agreements, ING and PFHI have reserved the right to determine whether to consummate the Transaction. If the Transaction is not consummated, the Portfolio Managers will continue to service all Series of the Trust under the Current Portfolio Management Agreements.

      THE  TERMS  OF  EACH  OF  THE  NEW PORTFOLIO MANAGEMENT  AGREEMENTS  ARE
IDENTICAL IN ALL MATERIAL RESPECTS, INCLUDING THE FEES PAYABLE TO THE PORTFOLIO MANAGERS, TO THE TERMS OF THE CURRENT PORTFOLIO MANAGEMENT AGREEMENTS.

                                 PROPOSAL 2(A)
            APPROVAL OF PORTFOLIO MANAGEMENT AGREEMENT WITH PILGRIM
                           FOR THE ALL-GROWTH SERIES

INFORMATION ABOUT PILGRIM

       Pilgrim, with offices at 1255 Drummers Lane, Suite 300, Wayne, Pennsylvania 19807, together with its predecessor corporations was founded in 1982. Pilgrim, a Delaware corporation, is a wholly owned subsidiary of United Asset Management Corporation, a publicly traded company. Pilgrim is a professional investment management firm which provides advisory services to pension and profit sharing plans, charitable institutions, corporations, trust and estates, and other investment companies. As of December 31, 1996, Pilgrim managed approximately $14.7 billion of assets, including approximately $10 billion of investment company assets.

     Pilgrim assumed portfolio management of the All-Growth Series pursuant to a Portfolio Management Agreement dated February 3, 1997, among the Trust, DSI, and Pilgrim. The Portfolio Management Agreement was approved by the Board on January 23, 1997 and was approved by shareholders of the All-Growth Series at a meeting held on April 29, 1997, where the shareholders also approved a fee increase from 0.50% to the current rate of 0.55% of the average daily net assets of the Series.

      The New Portfolio Management Agreement is included as Exhibit A. See Exhibit L for a list of the directors and the principal executive officer of Pilgrim and a table setting forth the other investment companies with similar investment objectives to those of the All-Growth Series for which Pilgrim serves as investment adviser, including the fees payable by such investment companies and their approximate net assets.

THE TRUSTEES' RECOMMENDATION - PROPOSAL 2(A).
      In determining whether to approve the New Portfolio Management Agreement for the All-Growth Series and to recommend approval to shareholders, the Board, including the Trustees who are not interested persons of DSI or Pilgrim, considered various matters and materials provided by DSI and Pilgrim. Information considered by the Trustees included, among other things, the following: (1) the compensation to be received by Pilgrim for its investment advisory services and the fairness and reasonableness of such compensation, and that the fee under the New Portfolio Management Agreement is the same as that under the Current Portfolio Management Agreement; (2) the nature and the quality of the investment advisory services expected to be rendered under the New Portfolio Management Agreement; (3) the possible effects of the Transaction on the services to be rendered under the New Portfolio Management Agreement; (4) the background and prior experience of Pilgrim; and (5) the financial condition of Pilgrim.

      ACCORDINGLY, THE BOARD OF TRUSTEES, INCLUDING THE TRUSTEES WHO ARE NOT INTERESTED PERSONS OF ANY PARTY TO THE NEW PORTFOLIO MANAGEMENT AGREEMENT,
RECOMMENDS THE APPROVAL OF THE NEW PORTFOLIO MANAGEMENT AGREEMENT AMONG THE TRUST, DSI, AND PILGRIM.

                                 PROPOSAL 2(B)
          APPROVAL OF PORTFOLIO MANAGEMENT AGREEMENT WITH CHANCELLOR
                      FOR THE CAPITAL APPRECIATION SERIES

INFORMATION ABOUT CHANCELLOR

      Chancellor, with offices at 1166 Avenue of the Americas, New York, New York 10036, is a New York State chartered limited purpose trust company. Chancellor is a wholly owned subsidiary of Liechtenstein Global Trust, AG ("LGT"). Prior to October 31, 1996 the Capital Appreciation Series was managed by Chancellor's predecessor, Chancellor Trust Company.

      LGT and its worldwide affiliates provide global asset management and private banking products, and as of December 31, 1996 were entrusted with approximately $84 billion in institutional and individual client assets. LGT is controlled by the Prince of Liechtenstein Foundation, which serves as the parent organization for various business enterprises of the Princely Family of Liechtenstein.

       The individuals responsible for the management of the Capital Appreciation Series, since May 1, 1992 (the commencement of Chancellor's and its predecessors' management of the Series), are Warren Shaw and Ted Ujazdowski. Mr. Shaw, Chief Executive Officer and Chief Investment Officer of Chancellor since 1994, previously served as President since 1994 and Managing Director since 1988. Mr. Shaw has announced he will resign from his responsibilities with Chancellor effective as of _________. It is anticipated that __________ will assume Mr. Shaw's portfolio management responsibilities with the Series. Mr. Ujazdowski has served as Managing Director of Chancellor since 1989.

      Prior to July 27, 1993, Chancellor Capital Management, Inc. served as Portfolio Manager to the Capital Appreciation Series. Chancellor became the Portfolio Manager on July 27, 1993 pursuant to an assignment agreement. This assignment did not result in any change in the personnel managing the assets of the Capital Appreciation Series.

     Chancellor manages the assets of the Capital Appreciation Series pursuant to a Portfolio Management Agreement dated October 31, 1996 among the Trust, DSI, and Chancellor. The Portfolio Management Agreement was approved by the Board on September 17, 1996. The Portfolio Management Agreement was approved by shareholders of the Capital Appreciation Series at a meeting held on October 29, 1996.

      The New Portfolio Management Agreement is included as Exhibit B. See Exhibit M for a list of the directors and the principal executive officer of Chancellor and a table setting forth the other investment companies with similar investment objectives to those of the Capital Appreciation Series including the fees payable by such investment companies and their approximate net assets.

THE TRUSTEES' RECOMMENDATION - PROPOSAL 2(B).
      In determining whether to approve the New Portfolio Management Agreement for the Capital Appreciation Series and to recommend approval to shareholders, the Board, including the Trustees who are not interested persons of DSI or Chancellor, considered various matters and materials provided by DSI and Chancellor. Information considered by the Trustees included, among other things, the following: (1) the compensation to be received by Chancellor for its investment advisory services and the fairness and reasonableness of such compensation, and that the fee under the New Portfolio Management Agreement is the same as that under the Current Portfolio Management Agreement; (2) the nature and the quality of the investment advisory services expected to be rendered under the New Portfolio Management Agreement;

(3) the possible effects of the Transaction on the services to be rendered under the New Portfolio Management Agreement; (4) the background and prior experience of Chancellor; and (5) the financial condition of Chancellor.

      ACCORDINGLY, THE BOARD OF TRUSTEES, INCLUDING THE TRUSTEES WHO ARE NOT INTERESTED PERSONS OF ANY PARTY TO THE NEW PORTFOLIO MANAGEMENT AGREEMENT,
RECOMMENDS THE APPROVAL OF THE NEW PORTFOLIO MANAGEMENT AGREEMENT AMONG THE TRUST, DSI, AND CHANCELLOR.

                                 PROPOSAL 2(C)
    APPROVAL OF PORTFOLIO MANAGEMENT AGREEMENT WITH PUTNAM FOR THE EMERGING
                   MARKETS SERIES AND MANAGED GLOBAL SERIES

INFORMATION ABOUT PUTNAM

      Putnam, with offices at One Post Office Square, Boston, Massachusetts 02109, has been managing mutual funds since 1937. Putnam is wholly owned by Putnam Investments, Inc., which is in turn wholly owned by Marsh & McLennan Companies, Inc., whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management. As of December 31, 1996, Putnam and its affiliates managed approximately $173 billion of assets. Putnam assumed portfolio management of the Emerging Markets Series and Managed Global Series on March 1, 1997.

      Putnam manages the assets of the Emerging Markets Series and Managed Global Series pursuant to a Portfolio Management Agreement dated March 1, 1997, among the Trust, DSI, and Putnam. The Portfolio Management Agreement was approved by the Board on January 23, 1997 and was approved by shareholders of the Emerging Market Series and Managed Global Series on April 29, 1997, at which time an increase in the fees payable to Putnam was authorized.

      The New Portfolio Management Agreement, which is titled Sub-Advisory Agreement, is included as Exhibit C. See Exhibit N for a list of the directors and the principal executive officer of Putnam and a table setting forth the other investment companies with similar investment objectives to those of the Emerging Markets Series and Managed Global Series, including the fees payable by such investment companies and their approximate net assets.

THE TRUSTEES' RECOMMENDATION - PROPOSAL 2(C).
      In determining whether to approve the New Portfolio Management Agreement for the Emerging Markets Series and Managed Global Series and to recommend approval to shareholders, the Board of Trustees, including the Trustees who are not interested persons of DSI or Putnam, considered various matters and materials provided by DSI and Putnam. Information considered by the Trustees included, among other things, the following: (1) the compensation to be received by Putnam for its investment advisory services and the fairness and reasonableness of such compensation, and that the fee under the New Portfolio Management Agreement is the same as that under the Current Portfolio Management Agreement; (2) the nature and the quality of the investment advisory services expected to be rendered under the New Portfolio Management Agreement; (3) the possible effects of the Transaction on the services to be rendered under the New Portfolio Management Agreement; (4) the background and prior experience of Putnam; and (5) the financial condition of Putnam.

      ACCORDINGLY, THE BOARD OF TRUSTEES, INCLUDING THE TRUSTEES WHO ARE NOT INTERESTED PERSONS OF ANY PARTY TO THE NEW PORTFOLIO MANAGEMENT AGREEMENT,
RECOMMENDS THE APPROVAL OF THE NEW PORTFOLIO MANAGEMENT AGREEMENT AMONG THE TRUST, DSI, AND PUTNAM.

                                 PROPOSAL 2(D)
         APPROVAL OF PORTFOLIO MANAGEMENT AGREEMENT WITH T. ROWE PRICE
                         FOR THE FULLY MANAGED SERIES

INFORMATION ABOUT T. ROWE PRICE

      T. Rowe Price, with offices at 100 East Pratt St., Baltimore, Maryland 21202, was founded in 1937 by the late Thomas Rowe Price, Jr. and currently serves as investment adviser to the Fully Managed Series. As of December 31, 1996, T. Rowe Price and its affiliates managed over $99.4 billion in assets.

      T. Rowe Price manages the assets of the Fully Managed Series pursuant to a Portfolio Management Agreement dated August 13, 1996, among the Trust, DSI, and T. Rowe Price. The Portfolio Management Agreement was approved by the Board on June 10, 1996 and was approved by shareholders of the Fully Managed Series at a meeting held on July 29, 1996.

      The New Portfolio Management Agreement is included as Exhibit D. See Exhibit O for a list of the directors and the principal executive officer of
T. Rowe Price and a table setting forth the other investment companies with similar investment objectives to those of the Fully Managed Series, including the fees payable by such investment companies and their approximate net assets.

THE TRUSTEES' RECOMMENDATION - PROPOSAL 2(D).
      In determining whether to approve the New Portfolio Management Agreement for the Fully Managed Series and to recommend approval to shareholders, the Board, including the Trustees who are not interested persons of DSI or T. Rowe Price, considered various matters and materials provided by DSI and T. Rowe Price. Information considered by the Trustees included, among other things, the following: (1) the compensation to be received by T. Rowe Price for its investment advisory services and the fairness and reasonableness of such compensation, and that the fee under the New Portfolio Management Agreement is the same as that under the Current Portfolio Management Agreement; (2) the nature and the quality of the investment advisory services expected to be rendered under the New Portfolio Management Agreement; (3) the possible effects of the Transaction on the services to be rendered under the New Portfolio Management Agreement; (4) the background and prior experience of T. Rowe Price; and (5) the financial condition of T. Rowe Price.

      ACCORDINGLY, THE BOARD OF TRUSTEES, INCLUDING THE TRUSTEES WHO ARE NOT INTERESTED PERSONS OF ANY PARTY TO THE NEW PORTFOLIO MANAGEMENT AGREEMENT,
RECOMMENDS THE APPROVAL OF THE NEW PORTFOLIO MANAGEMENT AGREEMENT AMONG THE TRUST, DSI, AND T. ROWE PRICE.

                                 PROPOSAL 2(E)
            APPROVAL OF PORTFOLIO MANAGEMENT AGREEMENT WITH VAN ECK
                          FOR THE HARD ASSETS SERIES

INFORMATION ABOUT VAN ECK

     Van Eck, with offices at 99 Park Avenue, New York, New York 10016, serves as investment adviser to ten other mutual funds and portfolios of pension plans with similar investment objectives to the Hard Assets Series. In addition, Van Eck acts as an adviser to nine other mutual funds with investment objectives different from the Hard Assets Series. Total aggregate assets under management of Van Eck as of December 31, 1995 were approximately $1.65 billion. John C. Van Eck and members of his family own 100% of the stock of Van Eck.

      Van Eck manages the assets of the Hard Assets Series pursuant to a Portfolio Management Agreement dated August 13, 1996. The Portfolio Management Agreement was last approved by the Board on June 10, 1996 and was approved by shareholders of the Hard Assets Series at a meeting held on July 29, 1996.

      The New Portfolio Management Agreement is included as Exhibit E. See Exhibit P for a list of the directors and the principal executive officer of Van Eck and a table setting forth the other investment companies with similar investment objectives to those of the Hard Assets Series for which Van Eck serves as investment adviser, including the fees payable by such investment companies and their approximate net assets.

THE TRUSTEES' RECOMMENDATION - PROPOSAL 2(E).
      In determining whether to approve the New Portfolio Management Agreement for the Hard Assets Series and to recommend approval to shareholders, the Board, including the Trustees who are not interested persons of DSI or Van Eck, considered various matters and materials provided by DSI and Van Eck. Information considered by the Trustees included, among other things, the following: (1) the compensation to be received by Van Eck for its investment advisory services and the fairness and reasonableness of such compensation, and that the fee under the New Portfolio Management Agreement is the same as that under the Current Portfolio Management Agreement; (2) the nature and the quality of the investment advisory services expected to be rendered under the New Portfolio Agreement; (3) the possible effects of the Transaction on the services to be rendered under the New Portfolio Management Agreement; (4) the background and prior experience of Van Eck; and (5) the financial condition of Van Eck.

      ACCORDINGLY, THE BOARD OF TRUSTEES, INCLUDING THE TRUSTEES WHO ARE NOT INTERESTED PERSONS OF ANY PARTY TO THE NEW PORTFOLIO MANAGEMENT AGREEMENT,
RECOMMENDS THE APPROVAL OF THE NEW PORTFOLIO MANAGEMENT AGREEMENT AMONG THE TRUST, DSI, AND VAN ECK.

                                 PROPOSAL 2(F)
               APPROVAL OF A NEW PORTFOLIO MANAGEMENT AGREEMENT
                WITH EISI FOR THE LIMITED MATURITY BOND SERIES,
                 LIQUID ASSET SERIES AND MARKET MANAGER SERIES

INFORMATION ABOUT EISI

      EISI, with offices at 909 Locust Street, Des Moines, Iowa 50309, is an Iowa corporation. EISI is a wholly owned subsidiary of Equitable of Iowa and an affiliate of Equitable Life, Equitable American, First Golden, Golden American, USG, DSI and Locust Street. Upon consummation of the Transaction all of these entities will be deemed to be controlled by ING. EISI is the investment adviser to, and administrator of, the Equi-Select Series Trust. The Equi-Select Series Trust is the investment medium for variable annuities issued by Equitable Life. As of June 30, 1997 the Equi-Select Series Trust had assets of approximately $522 million. In addition to its responsibility for the overall management of the investment strategies and policies of the nine portfolios of the Equi-Select Series Trust, EISI directly manages the Money Market Portfolio, Mortgage-Backed Securities Portfolio, and Advantage Portfolio of the Equi-Select Series Trust. Additionally, EISI serves as the investment adviser to Equitable American, Equitable Life, Golden American and USG, and in such capacity EISI manages over $9.9 billion of their general account assets, comprised primarily investment grade corporate bonds, mortgage backed securities, non-investment grade corporate bonds, and commercial mortgages.

      EISI manages the assets of the Limited Maturity Bond Series and Liquid Asset Series pursuant to a Portfolio Management Agreement which was approved by the Board of Trustees on June 10, 1996, and by the shareholders of the Limited Maturity Bond Series and the Liquid Asset Series on July 29, 1996. EISI manages the Market Manager Series pursuant to a Portfolio Management Agreement which was approved by the Board on January 23, 1997 and by the shareholders of the Market Manager Series on April 29, 1997.

      The New Portfolio Management Agreement is included as Exhibit F. See Exhibit Q for a list of the directors and the principal executive officer of EISI and a table setting forth the other investment companies with similar investment objectives to those of the Limited Maturity Bond Series, Liquid Asset Series or Market Managing Series for which EISI serves as investment adviser, including the fees payable by such investment companies and their approximate net assets.

THE TRUSTEES' RECOMMENDATION - PROPOSAL 2(F)
      In determining whether to approve the New Portfolio Management Agreement for Limited Maturity Bond Series, Liquid Asset Series and Market Manager Series and to recommend approval to the Shareholders, the Board, including the Trustees who are not interested persons of the Trust, DSI or EISI, considered several factors, including: (1) the compensation to be received by EISI for its investment advisory services and the fairness and reasonableness of the compensation and that the fee under the New Portfolio Management Agreement is the same as that under the Current Portfolio Management Agreement; (2) the nature and quality of the portfolio management services expected to be rendered under the New Portfolio Management Agreement; (3) the possible effects of the transaction on the services to be rendered under the New Portfolio Management Agreement; (4) the background and prior experience of EISI; (5) the financial condition of EISI; and (6) the anticipated working relationship among DSI and EISI and ING.

      ACCORDINGLY, THE BOARD OF TRUSTEES, INCLUDING THE TRUSTEES WHO ARE NOT INTERESTED PERSONS OF ANY PARTY TO THE NEW PORTFOLIO MANAGEMENT AGREEMENT,
RECOMMENDS THE APPROVAL OF THE NEW PORTFOLIO MANAGEMENT AGREEMENT AMONG THE TRUST, DSI AND EISI.

                                 PROPOSAL 2(G)
             APPROVAL OF PORTFOLIO MANAGEMENT AGREEMENT WITH ZWEIG
        FOR THE MULTIPLE ALLOCATION SERIES AND STRATEGIC EQUITY SERIES

INFORMATION ABOUT ZWEIG

      Zweig, with offices at 900 Third Avenue, New York, New York 10022, was organized on May 7, 1986. Dr. Martin E. Zweig, the President of Zweig, has been engaged in the business of providing investment advisory and portfolio management services for over 25 years. He is the President and/or Chairman of investment advisory firms which, as of December 31, 1996, managed in excess of $6 billion in total assets. Zweig currently serves as investment adviser to The Zweig Fund, Inc., a closed-end, diversified management investment company. Dr. Zweig owns approximately 64% of the outstanding shares of Zweig.

      Zweig manages the assets of the Multiple Allocation Series and Strategic Equity Series pursuant to a Portfolio Management Agreement dated August 13, 1996 among the Trust, DSI, and Zweig. The Portfolio Management Agreement was approved by the Board on June 10, 1996 and was approved by shareholders of the Multiple Allocation Series and Strategic Equity Series at a meeting held on July 29, 1996.

      Zweig Securities Corp. is a registered broker-dealer which is affiliated with Zweig. During the fiscal year ended December 31, 1996, the Multiple Allocation Series paid $42,834 (9.07% of total brokerage commissions) to Zweig Securities Corp.

      The New Portfolio Management Agreement is included as Exhibit G. See Exhibit R for a list of the directors and the principal executive officer of Zweig and a table setting forth the other investment companies with similar investment objectives to those of the Multiple Allocation Series and Strategic Equity Series for which Zweig serves as investment adviser, including the fees payable by such investment companies and their approximate net assets.

THE TRUSTEES' RECOMMENDATION - PROPOSAL 2(G).
      In determining whether to approve the New Portfolio Management Agreement for the Multiple Allocation Series and Strategic Equity Series and to recommend approval to shareholders, the Board, including the Trustees who are not interested persons of DSI or Zweig, considered various matters and materials provided by DSI and Zweig. Information considered by the Trustees included, among other things, the following: (1) the compensation to be received by Zweig for its investment advisory services and the fairness and reasonableness of such compensation, and that the fee under the New Portfolio Management Agreement is the same as that under the Current Portfolio Management Agreement; (2) the nature and the quality of the investment advisory services expected to be rendered under the New Portfolio Management Agreement; (3) the possible effects of the Transaction on the services to be rendered under the New Portfolio Management Agreement; (4) the background and prior experience of Zweig; and (5) the financial condition of Zweig.

      ACCORDINGLY, THE BOARD OF TRUSTEES, INCLUDING THE TRUSTEES WHO ARE NOT INTERESTED PERSONS OF ANY PARTY TO THE NEW PORTFOLIO MANAGEMENT AGREEMENT,
RECOMMENDS THE APPROVAL OF THE NEW PORTFOLIO MANAGEMENT AGREEMENT AMONG THE TRUST, DSI, AND ZWEIG.

                                 PROPOSAL 2(H)
                APPROVAL OF PORTFOLIO MANAGEMENT AGREEMENT WITH
                   E.I.I. REALTY FOR THE REAL ESTATE SERIES

INFORMATION ABOUT E.I.I. REALTY

      E.I.I. Realty, with offices at 667 Madison Avenue, 16th Floor, New York, New York 10021, serves as investment adviser to the Real Estate Series. E.I.I. Realty is a professional investment adviser which, with its affiliates, has been providing services to employee benefit plans, corporations, and high net worth individuals, both foreign and domestic, since 1983. As of December 31, 1996, E.I.I. Realty and/or its affiliates had investment management authority with respect to approximately $965 million of real estate securities assets. E.I.I. Realty is a wholly owned subsidiary of European Investors Incorporated.

      E.I.I. Realty manages the assets of the Real Estate Series pursuant to a Portfolio Management Agreement dated August 13, 1996, among the Trust, DSI, and E.I.I. Realty. The Portfolio Management Agreement was approved by the Board on June 10, 1996 and was approved by shareholders of the Real Estate Series at a meeting held on July 29, 1996.

      The New Portfolio Management Agreement is included as Exhibit H. See Exhibit S for a list of the directors and the principal executive officer of E.I.I. Realty and a table setting forth the other investment companies with similar investment objectives to those of the Real Estate Series for which E.I.I. Realty serves as investment adviser, including the fees payable by such investment companies and their approximate net assets.

THE TRUSTEES' RECOMMENDATION - PROPOSAL 2(H).
      In determining whether to approve the New Portfolio Management Agreement for the Real Estate Series and to recommend approval to shareholders, the Board, including the Trustees who are not interested persons of DSI or E.I.I. Realty, considered various matters and materials provided by DSI and E.I.I. Realty. Information considered by the Trustees included, among other things, the following: (1) the compensation to be received by E.I.I. Realty for its investment advisory services and the fairness and reasonableness of such compensation, and that the fee under the New Portfolio Management Agreement is the same as that under the Current Portfolio Management Agreement; (2) the nature and the quality of the investment advisory services expected to be rendered; (3) the possible effects of the Transaction on the services to be rendered under the New Portfolio Management Agreement; (4) the background and prior experience of E.I.I. Realty; and (5) the financial condition of E.I.I. Realty.

      ACCORDINGLY, THE BOARD OF TRUSTEES, INCLUDING THE TRUSTEES WHO ARE NOT INTERESTED PERSONS OF ANY PARTY TO THE NEW PORTFOLIO MANAGEMENT AGREEMENT,
RECOMMENDS THE APPROVAL OF THE NEW PORTFOLIO MANAGEMENT AGREEMENT AMONG THE TRUST, DSI, AND E.I.I. REALTY.

                                 PROPOSAL 2(I)
                APPROVAL OF PORTFOLIO MANAGEMENT AGREEMENT WITH
                KAYNE ANDERSON FOR THE RISING DIVIDENDS SERIES

INFORMATION ABOUT KAYNE ANDERSON

      Kayne Anderson, with offices at 1800 Avenue of the Stars, Suite 200, Los Angeles, California 90067, is a registered investment adviser organized on June 24, 1994 as a California limited partnership succeeding to the investment advisory business of Kayne Anderson Investment Management, Inc., which was formed in 1984. Kayne Anderson is in the business of furnishing investment advice to institutional and private clients. The General Partner is KAIM Traditional LLC (the "LLC"). Messrs. Kayne, Anderson and Rudnick in the aggregate own 80% of the LLC. As of December 31, 1996, Kayne Anderson managed portfolios which, in the aggregate, amounted to approximately $___ billion.

     Kayne Anderson manages the assets of the Rising Dividends Series pursuant to a Portfolio Management Agreement dated August 13, 1996 among the Trust, DSI, and Kayne Anderson. The Portfolio Management Agreement was approved by the Board on June 10, 1996 and was approved by shareholders of the Rising Dividends Series at a meeting held on July 29, 1996.

      The New Portfolio Management Agreement is included as Exhibit I. See Exhibit T for a list of the principal executive officer of Kayne Anderson and the members of the LLC and a table setting forth the other investment companies with similar investment objectives to those of the Rising Dividends Series for which Kayne Anderson serves as investment adviser, including the fees payable by such investment companies and their approximate net assets.

THE TRUSTEES' RECOMMENDATION - PROPOSAL 2(I).
      In determining whether to approve the New Portfolio Management Agreement for the Rising Dividends Series and to recommend approval to shareholders, the Board, including the Trustees who are not interested persons of DSI or Kayne Anderson, considered various matters and materials provided by DSI and Kayne Anderson. Information considered by the Trustees included, among other things, the following: (1) the compensation to be received by Kayne Anderson for its investment advisory services and the fairness and reasonableness of such compensation, and that the fee under the New Portfolio Management Agreement is the same as that under the Current Portfolio Management Agreement; (2) the nature and the quality of the investment advisory services expected to be rendered; (3) the possible effects of the Transaction on the services to be rendered under the New Portfolio Management Agreement under the New Portfolio Management Agreement; (4) the background and prior experience of Kayne Anderson; and (5) the financial condition of Kayne Anderson.

      ACCORDINGLY, THE BOARD OF TRUSTEES, INCLUDING THE TRUSTEES WHO ARE NOT INTERESTED PERSONS OF ANY PARTY TO THE NEW PORTFOLIO MANAGEMENT AGREEMENT,
RECOMMENDS THE APPROVAL OF THE NEW PORTFOLIO MANAGEMENT AGREEMENT AMONG THE TRUST, DSI, AND KAYNE ANDERSON.

                                 PROPOSAL 2(J)
                APPROVAL OF PORTFOLIO MANAGEMENT AGREEMENT WITH
                      FRED ALGER FOR THE SMALL CAP SERIES

INFORMATION ABOUT FRED ALGER

      Fred Alger, with offices at 75 Maiden Lane, New York, New York 10038, serves as investment adviser to the Small Cap Series. Fred Alger has been in the business of providing investment advisory services since 1964 and, as of March 31, 1997, had approximately $6.4 billion under management, $4.9 billion in mutual fund accounts and $1.5 billion in other advisory accounts. Fred Alger is owned by Fred Alger & Company, Incorporated, which in turn is owned by Alger Associates, Inc., a financial services holding company. Fred M. Alger III and his brother, David D. Alger, are the majority shareholders of Alger Associates, Inc. and may be deemed to control that company and its subsidiaries.

      Fred Alger manages the assets of the Small Cap Series pursuant to a Portfolio Management Agreement dated August 13, 1996, among the Trust, DSI, and Fred Alger. The Portfolio Management Agreement was approved by the Board on June 10, 1996 and was approved by the shareholders of the Small Cap Series on July 29, 1996.

      Fred Alger & Co. Inc. is a registered broker-dealer which is affiliated with Fred Alger. During the fiscal year ended December 31, 1996, the Small Cap Series paid $33,058 (78.34% of total brokerage commissions) to Fred Alger & Co. Inc.

      The New Portfolio Management Agreement is included as Exhibit J. See Exhibit U for a list of the directors and the principal executive officer of Fred Alger and a table setting forth the other investment companies with similar investment objectives to those of the Small Cap for which Fred Alger serves as investment adviser, including the fees payable by such investment companies and their approximate net assets.

THE TRUSTEES' RECOMMENDATION - PROPOSAL 2(J).
      In determining whether to approve the New Portfolio Management Agreement for the Small Cap Series and to recommend approval to shareholders, the Board, including the Trustees who are not interested persons of DSI or Fred Alger, considered various matters and materials provided by DSI and Fred Alger. Information considered by the Trustees included, among other things, the following: (1) the compensation to be received by Fred Alger for its investment advisory services and the fairness and reasonableness of such compensation, and that the fee under the New Portfolio Management Agreement is the same as that under the Current Portfolio Management Agreement; (2) the nature and the quality of the investment advisory services expected to be rendered; (3) the possible effects of the Transaction on the services to be rendered under the New Portfolio Management Agreement; (4) the background and prior experience of Fred Alger; and (5) the financial condition of Fred Alger.

      ACCORDINGLY, THE BOARD OF TRUSTEES, INCLUDING THE TRUSTEES WHO ARE NOT INTERESTED PERSONS OF ANY PARTY TO THE NEW PORTFOLIO MANAGEMENT AGREEMENT,
RECOMMENDS THE APPROVAL OF THE NEW PORTFOLIO MANAGEMENT AGREEMENT AMONG THE TRUST, DSI, AND FRED ALGER.

                                 PROPOSAL 2(K)
                APPROVAL OF PORTFOLIO MANAGEMENT AGREEMENT WITH
                    EAGLE ASSET FOR THE VALUE EQUITY SERIES

INFORMATION ABOUT EAGLE ASSET

      Eagle Asset, with offices at 880 Carillon Parkway, St. Petersburg, Florida 33716, is a registered investment adviser organized on February 8, 1984 as a Florida corporation. Eagle Asset is in the business of managing institutional clients and individual accounts on a discretionary basis. Eagle Asset is a wholly owned subsidiary of Raymond James Financial, Inc., a publicly traded company whose shares are listed on the New York Stock Exchange. Thomas A. James is the principal shareholder of Raymond James Financial, Inc.

      Eagle Asset manages the assets of the Value Equity Series pursuant to a Portfolio Management Agreement dated August 13, 1996, among the Trust, DSI, and Eagle Asset. The Portfolio Management Agreement was approved by the Board on June 10, 1996 and was approved by the shareholders of the Value Equity Series on July 29, 1996.

      Raymond James & Associates, Inc. is a registered broker-dealer which is affiliated with Eagle Asset. During the fiscal year ended December 31, 1996, the Value Equity Series paid $2,550 (2.04% of total brokerage commissions) to Raymond James & Associates, Inc.

      The  New Portfolio Management Agreement is included as Exhibit  K.   See
Exhibit V for a list of the directors and the principal executive officer of Eagle Asset and a table setting forth the other investment companies with similar investment objectives to those of the Value Equity Series for which Eagle Asset serves as investment adviser, including the fees payable by such investment companies and their approximate net assets.

THE TRUSTEES' RECOMMENDATION - PROPOSAL 2(K).
      In determining whether to approve the New Portfolio Management Agreement for the Value Equity Series and to recommend approval to shareholders, the Board, including the Trustees who are not interested persons of DSI or Eagle
Asset, considered various matters and materials provided by DSI and Eagle Asset. Information considered by the Trustees included, among other things, the following: (1) the compensation to be received by Eagle Asset for its investment advisory services and the fairness and reasonableness of such compensation, and that the fee under the New Portfolio Management Agreement is the same as that under the Current Portfolio Management Agreement; (2) the nature and the quality of the investment advisory services expected to be rendered under the New Portfolio Management Agreement; (3) the possible effects of the Transaction on the services to be rendered under the New Portfolio Management Agreement; (4) the background and prior experience of Eagle Asset; and (5) the financial condition of Eagle Asset.

      ACCORDINGLY, THE BOARD OF TRUSTEES, INCLUDING THE TRUSTEES WHO ARE NOT INTERESTED PERSONS OF ANY PARTY TO THE NEW PORTFOLIO MANAGEMENT AGREEMENT,
RECOMMENDS THE APPROVAL OF THE NEW PORTFOLIO MANAGEMENT AGREEMENT AMONG THE TRUST, DSI, AND EAGLE ASSET.

                                  PROPOSAL 3
                     TO APPROVE A CHANGE IN A FUNDAMENTAL
                     INVESTMENT LIMITATION WITH RESPECT TO
                             THE ALL-GROWTH SERIES

      The All-Growth Series seeks capital appreciation. In seeking this objective, the Series must comply with certain fundamental investment limitations which may not be changed without the approval of a majority of the outstanding voting shares of the Series. It is proposed that the current limitation on the total assets of the Series which may be invested in securities that are illiquid because they are subject to legal or contractual restrictions on resale, or are repurchase agreements maturing in more than seven days, or are other securities which in the determination of Pilgrim Baxter, as the Portfolio Manager, are illiquid be changed from no more than 10% of the total assets of the Series to no more than 15% of the total assets of the Series.

THE TRUSTEES' RECOMMENDATION - PROPOSAL 3.
      At the August 19, 1997 meeting of the Board DSI, as the Trust's Manager, recommended that the Trustees approve a change in the Series' fundamental limitation. The Trustees adopted the recommended change.

      ACCORDINGLY, THE BOARD OF TRUSTEES RECOMMENDS THE APPROVAL OF THE CHANGE IN THIS FUNDAMENTAL INVESTMENT RESTRICTION OF THE ALL-GROWTH SERIES.

                                  PROPOSAL 4
                       APPROVE A CHANGE IN A FUNDAMENTAL
                     INVESTMENT LIMITATION WITH RESPECT TO
                            THE HARD ASSETS SERIES

      The Hard Assets Series seeks long-term capital appreciation. In seeking this objective, the Series must comply with certain fundamental investment limitations which may not be changed without the approval of a majority of the outstanding voting shares of the Series. It is proposed that the current limitation against the Series investing in commodities or commodities contracts except the Series may invest in gold bullion and coins and other precious metals and engaging in futures contracts with respect to such commodities be changed so as to enable the Series to invest in all commodities and commodities contracts

THE TRUSTEES' RECOMMENDATION - PROPOSAL 4.
      At the August 19, 1997 meeting of the Board DSI, as the Trust's Manager, recommended that the Trustees approve a change in the Series' fundamental restriction. The Trustees adopted the recommended change.

      ACCORDINGLY, THE BOARD OF TRUSTEES RECOMMENDS THE APPROVAL OF THE CHANGE IN THIS FUNDAMENTAL INVESTMENT RESTRICTION OF THE HARD ASSETS SERIES.

                                  PROPOSAL 5
                             ELECTION OF TRUSTEE.

      It is proposed that Ms. Elizabeth J. Newell be elected as a Trustee, to hold office until her successor is duly elected and qualified. The Board of Trustees does not contemplate that Ms. Newell will be unable to serve as Trustee for any reason, but if that should occur prior to the Meeting, the proxy holders reserve the right to substitute another person or persons of their choice as a nominee.

      Ordinarily, after this meeting takes place no other shareholders' meetings will be held for the purpose of electing trustees unless and until such time as less than a majority of the trustees holding office have been elected by shareholders, at which time the trustees then in office will call a shareholders' meeting for election of trustees. Under the 1940 Act, shareholders of record of not less than two-thirds of the outstanding shares of the Trust may remove a trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. Under the Trust's Amended and Restated Agreement and Declaration of Trust, the trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any such trustee when requested in writing to do so by shareholders of record of not less than 10% of the Fund's outstanding shares.

      Ms. Newell has consented to being named in this proxy statement and has agreed to serve as a Trustee if elected. Ms. Newell (age 50) is President and Chief Executive Officer of Kragie/Newell, Inc., an integrated marketing and communications company providing a broad range of services including advertising, public relations, sales promotions and database marketing. If Ms. Newell is elected, she will be considered not an "interested person" of the Trust, as defined in the 1940 Act.

      REMUNERATION OF TRUSTEES, OFFICERS AND OTHERS. Officers and Trustees of the Trust who are otherwise affiliated with the Trust, Equitable of Iowa Companies, or any of their affiliates, as the case may be, receive no remuneration from the Trust. Each non-interested Trustee receives an annual fee of $24,000 and for each Board meeting attended is reimbursed for expenses. There were four Board meetings held during 1996 fiscal year and the non-interested Trustees received fees and expenses, as a group, totaling $85,025 during such period. The Fund has no bonus, pension, profit-sharing or retirement plan.

      THE  BOARD  RECOMMENDS THE ELECTION OF MS. NEWELL AS A  TRUSTEE  OF  THE
TRUST.

                            ADDITIONAL INFORMATION

OUTSTANDING SHARES.
      As of the Record Date, there were the following number of Shares outstanding for each Series of the Trust:

          SERIES                        SHARES OUTSTANDING
          ------                        ------------------
          All-Growth                    __________________
          Capital Appreciation          __________________
          Emerging Markets              __________________
          Fully Managed                 __________________
          Hard Assets                   __________________
          Limited Maturity Bond         __________________
          Liquid Asset                  __________________
          Managed Global                __________________
          Market Manager                __________________
          Multiple Allocation           __________________
          Real Estate                   __________________
          Rising Dividends              __________________
          Small Cap                     __________________
          Strategic Equity              __________________
          Value Equity                  __________________

SHAREHOLDERS OF THE TRUST.
      As of the Record Date, the following persons were known to the Trust to be the beneficial owner of more than 5% of the Shares of the Trust:

NAME
OF BENEFICIAL OWNER                SERIES          SHARES HELD % OF SHARES
-------------------                ------          ----------- -----------

Sanford Luger                      Market Manager  _____       _____
Darald Libbys
  Charitable Remainder Unitrust    Market Manager  _____       _____
George Berman
  Charitable Remainder Trust       Market Manager  _____       _____
David & Anita Swann
  Charitable Remainder Trust       Market Manager  _____       _____

OFFICERS OF THE TRUST.
      The principal executive officers of the Trust and their ages and principal occupations are set forth following. The executive officers of the Trust are elected annually and serve until their successor shall have been duly elected and qualified.

      Terry L. Kendall, Age 50, serves as President and Trustee of the Trust. Additionally, Mr. Kendall is Director, President and Chief Executive Officer, Golden American, since 1993 and First Golden, since August, 1996; Executive Vice President, Equitable Life, since August, 1996; formerly Managing Director, Bankers Trust Company (1993-1996); formerly, President and Chief Executive Officer, United Pacific Life Insurance Company (1983-1993).

      Barnett Chernow, Age 47, serves as Vice President of the Trust. Additionally, Mr. Chernow is Executive Vice President, Golden American, since October, 1993 and First Golden, since August, 1996; Executive Vice President, DSI, since October, 1993 to present; Vice President, Equitable Life, since August, 1996; Senior Vice President and Chief Financial Officer, Reliance Insurance Company (1977-1993).

       Myles   R.  Tashman,  Age  54,  serves  as  Secretary  of  the   Trust.
Additionally, Mr. Tashman is Executive Vice President and Secretary, Golden American since 1993 and First Golden, since August, 1996 and General Counsel of Golden American since July, 1996 and First Golden since August, 1996; Executive Vice President and Secretary, DSI since 1993; Assistant Secretary, Equitable Life, since August, 1996; formerly, Senior Vice President and General Counsel, United Pacific Life Insurance Company (1986-1993).

       Mary Bea Wilkinson, Age 40, serves as Treasurer of the Trust. Additionally, Ms. Wilkinson serves as Senior Vice President, First Golden, since August, 1996 to present; Senior Vice President, Golden American (1993-
1996); Assistant Vice President, CIGNA Insurance Companies, August, 1993 to October, 1993; various positions with United Pacific Life Insurance Company (1987-1993), and was Vice President and Controller upon leaving.

DISTRIBUTOR.
      Shares of the Trust are distributed through Directed Services, Inc. (the "Distributor"). The Distributor's address is 1001 Jefferson Street, Suite 400, Wilmington, DE 19801. The Distributor is a registered broker-dealer and a member of the National Association of Securities Dealers, Inc. and acts as Distributor without remuneration from the Trust.

ADJOURNMENT.
      In the event that sufficient votes in favor of any of the proposals set forth in the Notice of the Meeting are not received by the time scheduled for Meeting, the persons named as Proxies may propose one or more adjournments of the Meeting after the date set for the original Meeting to permit further solicitation of proxies with respect to any such proposals. In addition, if, in the judgment of the persons named as Proxies, it is advisable to defer action on one or more proposals, the persons named as Proxies may propose one or more adjournments of the Meeting for a reasonable time. Any such adjournments will require the affirmative vote of a majority of the votes cast on the questions in person or by proxy at the session of the Meeting to be adjourned, as required the Trust's Amended and Restated Agreement and Declaration of Trust and By-Laws. The persons named as Proxies will vote in favor of such adjournment those Proxies which they are entitled to vote in favor of such proposals. They will vote against any such adjournment those Proxies required to be voted against any of such proposals. Any proposals for which sufficient favorable votes have been received by the time of the Meeting will be acted upon and such action will be final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other proposal.

ANNUAL REPORT.
     The Trust's 1996 Annual Report to Shareholders was mailed to shareholders on or about February 28, 1997. IF YOU SHOULD DESIRE AN ADDITIONAL COPY OF AN ANNUAL REPORT, IT CAN BE OBTAINED, WITHOUT CHARGE, FROM DSI BY CALLING (800) 366-0066.

COSTS OF SOLICITATION.
      The costs associated with the Meeting will be paid by Equitable of Iowa. Neither the Trust nor its shareholders will bear any costs associated with the Meeting, any additional proxy solicitation or any adjourned session.

OTHER BUSINESS AND SHAREHOLDER PROPOSALS.
     The management of the Trust knows of no other business to be presented at the meeting other than the matters set forth in this Statement. If any other business properly comes before the meeting, the persons designated as proxies will exercise their best judgment in deciding how to vote on such matters.

     Pursuant to the applicable laws of the Commonwealth of Massachusetts, the Amended and Restated Agreement and Declaration of Trust and the By-Laws of the Trust, the Trust need not hold annual or regular shareholder meetings, although special meetings may be called for a specific Series, or for the Trust as a whole, for purposes such as electing or removing Trustees, changing fundamental policies or approving a contract for investment advisory services. Therefore, it is probable that no annual meeting of shareholders will be held in 1998 or in subsequent years until so required by the 1940 Act or other applicable laws. For those years in which annual shareholder meetings are held, proposals which shareholders of the Trust intend to present for inclusion in the proxy materials with respect to the annual meeting of shareholders must be received by the Trust within a reasonable period of time before the solicitation is made.

      Please complete the enclosed voting instruction authorization and return it promptly in the enclosed self-addressed postage-paid envelope. You may revoke your proxy at any time prior to the meeting by written notice to the Trust or by submitting an authorization card bearing a later date.

                                        By Order of the Board of Trustees


September 4, 1997                       Myles R. Tashman,
Wilmington, Delaware                    Secretary

                         ATTACHMENT AND EXHIBIT INDEX


ATTACHMENT     ATTACHMENT DESCRIPTION
----------     ----------------------
     A         New Management Agreement between The GCG Trust and
               Directed Services, Inc.

     B         Other information regarding Directed Services, Inc.

EXHIBIT        EXHIBIT DESCRIPTION
-------        -------------------
     A         New Portfolio Management Agreement among The GCG Trust,
               Directed Services, Inc. and Pilgrim Baxter & Associates, Ltd.

     B New Portfolio Management Agreement among The GCG Trust, Directed Services, Inc. and Chancellor LGT Asset Management, Inc.

     C New Portfolio Management Agreement among The GCG Trust, Directed Services, Inc. and Putnam Investment Management, Inc.

     D New Portfolio Management Agreement among The GCG Trust, Directed Services, Inc. and T. Rowe Price Associates, Inc.

     E New Portfolio Management Agreement among The GCG Trust, Directed Services, Inc. and Van Eck Associates Corporation

     F New Portfolio Management Agreement among The GCG Trust, Directed Services, Inc. and Equitable Investment Services, Inc.

     G New Portfolio Management Agreement among The GCG Trust, Directed Services, Inc. and Zweig Advisors Inc.

     H New Portfolio Management Agreement among The GCG Trust, Directed Services, Inc. and E.I.I. Realty Securities, Inc.

     I New Portfolio Management Agreement among The GCG Trust, Directed Services, Inc. and Kayne, Anderson Investment Management, L.P.

     J New Portfolio Management Agreement among The GCG Trust, Directed Services, Inc. and Fred Alger Management, Inc.

     K New Portfolio Management Agreement among The GCG Trust, Directed Services, Inc. and Eagle Asset Management, Inc.

     L         Other information regarding Pilgrim Baxter & Associates, Ltd.

     M         Other information regarding Chancellor LGT Asset Management,
               Inc.

     N         Other information regarding Putnam Investment Management, Inc.

     O         Other information regarding T. Rowe Price Associates, Inc.

     P         Other information regarding Van Eck Associates  Corporation.

     Q         Other information regarding Equitable Investment Services, Inc.

     R         Other information regarding Zweig Advisors Inc.

     S         Other information regarding E.I.I. Realty Securities, Inc.

     T         Other information regarding Kayne, Anderson Investment
               Management L.P.

     U         Other information regarding Fred Alger Management, Inc.

     V         Other information regarding Eagle Asset Management, Inc.